UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 7, 2015
NEWELL RUBBERMAID INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-9608	36-3514169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Glenlake Parkway
Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (770) 418-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statement and Exhibits
SIGNATURES
EXHIBIT INDEX

Item 1.01.    Entry into a Material Definitive Agreement
On August 7, 2015, Newell Rubbermaid Inc. (the “Company”) amended its accounts receivable facility, entering into Amendment No.2 to the Amended and Restated Loan and Servicing Agreement, dated as of September 6, 2013, among EXPO Inc., as Borrower, the Company, as Servicer, the Conduit Lenders, the Committed Lenders and the Managing Agents named therein, and PNC Bank, National Association, as the Administrative Agent (“Amendment No.2”).
The primary purposes of Amendment No. 2 were to extend the termination date of the facility to August 2016 due to the pending expiration in September 2015 and increase aggregate commitments to $400,000,000 (from $350,000,000).
Under the facility, the Company and certain operating subsidiaries (collectively, “the Originators”) sell their receivables to Borrower as the receivables are originated. Borrower is wholly owned by the Company and is the owner of the purchased receivables and is the Borrower under the Amended and Restated Loan and Servicing Agreement, as amended. The assets of Borrower are restricted as collateral for the payment of debt or other obligations arising under the facility, and Borrower’s assets and credit are not available to satisfy the debts and obligations owed to the Company’s or any other Originator’s creditors. The Company includes Borrower’s assets, liabilities and results of operations in its consolidated financial statements.
The foregoing description of the Amendment No. 2 is qualified in its entirety by reference to the copy of such document attached hereto as Exhibit 10.1.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.03 by reference.
Item 9.01.    Financial Statements and Exhibits

10.1
Amendment No.2 dated as of August 7, 2015 to the Amended and Restated Loan and Servicing Agreement, dated as of September 6, 2013, among EXPO Inc., as Borrower, the Company, as Servicer, the Conduit Lenders, the Committed Lenders and the Managing Agents named therein, and PNC Bank, National Association, as the Administrative Agent

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWELL RUBBERMAID INC.
Date: August 10, 2015	By:	/s/ John K. Stipancich

John K. Stipancich
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 2 dated as of August 7, 2015 to Amended and Restated Loan and Servicing Agreement